                                                                   EXHIBIT 10.44

                 CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT

         This CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT, dated as of June 25, 2001 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and (f) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders, the Fronting Banks, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000, as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, and as further amended by that certain Amendment Agreement No. 3 ("Amendment No. 3") dated as of January 31, 2001 (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

         WHEREAS, pursuant to that certain Forbearance and Waiver Agreement (the "Forbearance Agreement") dated as of March 29, 2001, by and among the Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

         WHEREAS, in accordance with Section2 of the Forbearance Agreement, the Borrowers have requested that the Lenders consent to the sale (the "Sale") of the (i) Breeze Industrial Products Division of TransTechnology to Breeze Industrial Products Corporation (a new entity being formed by a management group led by Bob Tunno with Industrial Growth Partners), and (ii) Pebra Division of GmbH to Breeze Pebra GmbH (a new entity being formed by a management group led by Bob Tunno with Industrial Growth Partners) (the "Breeze Assets"); and

         WHEREAS, the Lenders and the Administrative Agent are willing to consent to the Sale, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. CONSENT TO SALE. Subject to the satisfaction of the conditions contained in Section3 hereof, the Lenders, the Fronting Banks, and the Administrative Agent consent to the Sale and to release the Administrative Agent's liens on the Breeze Assets so long as (a) the Net Cash Proceeds received by the Borrowers in connection with the Sale (the "Sale Proceeds") are not less than $45,000,000, (b) all documents (the "Sale Documents") relating to the Sale, including, but not limited to any fairness opinions issued in connection with the Sale, shall be in form and substance satisfactory to the Administrative Agent, (c) all Sale Proceeds shall be applied immediately upon receipt first, to pay in full the principal of the Term Loan and second, to prepay the Revolving Credit Loans, DM Eurocurrency Loans or DM Overdraft Advances, and (d) the Sale Proceeds are received not later than July 11, 2001. The Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent hereby agree that upon the consummation of the Sale the Total Revolving Credit Commitment shall be reduced to $161,000,000 whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages. The Lenders and the Fronting Banks authorize the Administrative Agent to enter into appropriate release documents necessary in order to release the Administrative Agent's liens on the Breeze Assets.

         SECTION 2. AMENDMENT TO FORBEARANCE AGREEMENT. (a) The Forbearance Agreement is hereby amended with effect from the Effective Date of this Agreement as follows:

                  (i) Section 3(e) of the Forbearance Agreement is amended by deleting the date "June 27, 2001" contained therein and substituting the date "July 11, 2001".

                  (ii) Schedule 6(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 6(a) attached hereto.

                  (iii) Section 10(b) and (c) of the Forbearance Agreement is amended by deleting each paragraph in its entirety and replacing them with the following new paragraphs:

                  "(b) An additional forbearance fee equal to one-half of one percent (1/2%) of the Revolving Credit Commitment and the then outstanding principal amount of the Term Loan (after giving effect to the payment of the Loans if the payment is due in connection with the closing of the Sale) on June 27, 2001;

                  (c)      Intentionally Omitted; and"

                  (iv) The Forbearance Agreement shall be deemed amended to include capitalized defined terms used in this Agreement to the extent not defined in the Forbearance Agreement.

         (b) The Forbearance Agreement is hereby amended with effect from the closing date of the Sale (so long as the Sale occurs on or prior to July 11, 2001) as follows:

                  (i) Section 1 of the Forbearance Agreement is hereby amended by replacing the existing (iii) contained therein in its entirety with the phrase "(iii) intentionally omitted".

                  (ii) Schedule 3(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 3(a) attached hereto.

                  (iii) Section 3(a) of the Forbearance Agreement is amended by inserting at the end of the second sentence contained therein the following new proviso: ";provided, however, Modified Consolidated EBITDA for periods after June 1, 2001 shall not include any amounts relating to or otherwise attributed to the Breeze Assets."

                  (iv) Section 3(b) of the Forbearance Agreement is amended by
         (A) deleting the dollar amount "$162,500,000" contained in the first sentence thereof and replacing it with the dollar amount "$154,000,000" and (B) inserting at the end of thereof the following new sentence:
         "Notwithstanding anything to the contrary stated in Section 3 of the Credit Agreement, Total DM Facility Usage shall not exceed the DM Equivalent at such time of $10,000,000 minus the amount of the DM Eurocurrency Loans and DM Overdraft Advances prepaid in connection with the Sale."

                  (v) Section 3(e) of the Forbearance Agreement is amended by deleting the phrase "(i) July 11, 2001 unless the $50,000,000 Prepayment has occurred, and (ii) September 27, 2001 even if the $50,000,000 Prepayment has occurred" contained in the first sentence therein and replacing it with the phrase "September 27, 2001".

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 3.1. DELIVERY OF DOCUMENTS, PAYOFF OF LOANS.

         (a) This Agreement shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and the requisite Lenders.

         (b) No later than the close of business on June 29, 2001, the Administrative Agent shall have received from the Borrowers the signed purchase and sale agreements related to the Breeze Assets located in the United

States which shall be in form and substance satisfactory to the Administrative Agent.

         SECTION 3.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 3.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults (as defined in the Forbearance Agreement), no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

         SECTION 3.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) Except as set forth on Schedule 6(a) to the Forbearance Agreement, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement, the Forbearance Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

         (c) This Agreement and the Credit Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

         (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

         SECTION 5. REAFFIRMATION. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement, the Forbearance Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 7. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement, the Forbearance Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         SECTION 8. EFFECTIVE DATE. This Agreement shall be deemed to be effective as of the date of satisfaction of the last conditions precedent set forth inSection3 hereof (the "Effective Date").


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Consent and Amendment to Forbearance Agreement as a sealed instrument as of the date first set forth above.

                                      TRANSTECHNOLOGY CORPORATION



                                      By:  /s/Joseph F. Spanier
                                         ---------------------------------------
                                         Name:  Joseph F. Spanier
                                         Title:  Vice President, Treasurer & CFO



                                      TRANSTECHNOLOGY SEEGER-ORBIS GmbH



                                      By:  /s/Michael J. Berthelot
                                         ---------------------------------------
                                         Name:  Michael J. Berthelot
                                         Title:  Managing Director




                                      TRANSTECHNOLOGY (GB) LIMITED



                                      By:  /s/Michael J. Berthelot
                                         ---------------------------------------
                                         Name:  Michael J. Berthelot
                                         Title:  Director



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Director

                                      FLEET NATIONAL BANK,
                                      individually, as Administrative Agent and as Sterling Fronting Bank


                                      By:  /s/Peggy Peckham
                                         ---------------------------------------
                                         Name:  Peggy Peckham
                                         Title:  Senior Vice President


                                      BHF-BANK AKTIENGESELLSCHAFT,
                                      as DM Fronting Bank

                                      By:  /s/Constanze Neumann
                                         ---------------------------------------
                                         Name:  Constanze Neumann
                                         Title:  Treasurer

                                      By:  /s/Andreas Herbert
                                         ---------------------------------------
                                         Name:  Andreas Herbert
                                         Title:  Assistant Treasurer


                                              ABN    AMRO   BANK   N.V.,
                                         individually and as Syndication Agent



                                      By:  /s/Parker Douglas
                                         ---------------------------------------
                                         Name:  Parker Douglas
                                         Title:  Group Vice President



                                      By:  /s/William J. Fitzgerald
                                         ---------------------------------------
                                         Name:  William J. Fitzgerald
                                         Title:  Senior Vice President


                                      BANK ONE, NA, individually
                                      and as Documentation Agent



                                      By:  /s/Phillip D. Martin
                                         ---------------------------------------
                                         Name:  Phillip D. Martin
                                         Title:  Senior Vice President

                                      THE BANK OF NEW YORK



                                      By:  /s/Richard Baldwin
                                         ---------------------------------------
                                         Name:  Richard Baldwin
                                         Title:  Vice President


                                      KEY CORPORATE CAPITAL INC.



                                      By:  /s/Mark Kleinhaut
                                         ---------------------------------------
                                         Name:  Mark Kleinhaut
                                         Title:  Vice President


                                      THE BANK OF NOVA SCOTIA



                                      By:  /s/John W. Campbell
                                         ---------------------------------------
                                         Name:  John W. Campbell
                                         Title:  Managing Director


                                      COMERICA BANK



                                      By:  /s/Jeffrey E. Peck
                                         ---------------------------------------
                                         Name:  Jeffrey E. Peck
                                         Title:  Vice President

                                      DRESDNER BANK, AG, NEW YORK
                                      AND GRAND CAYMAN BRANCHES



                                      By:  /s/James M. Gallagher
                                         ---------------------------------------
                                         Name:  James M. Gallagher
                                         Title:  First Vice President



                                      By:  /s/Richard J. Sweeney
                                         ---------------------------------------
                                         Name:  Richard J. Sweeney
                                         Title:  Vice President

                                      FLEET NATIONAL BANK, (successor by
                                      merger to Summit Bank)



                                      By:  /s/Peggy Peckham
                                         ---------------------------------------
                                         Name:  Peggy Peckham
                                         Title:  Senior Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.


                                      TRANSTECHNOLOGY ACQUISITION CORPORATION



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      PALNUT FASTENERS, INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      INDUSTRIAL RETAINING RING COMPANY



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      RETAINERS, INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary

                                      RANCHO TRANSTECHNOLOGY CORPORATION



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      ELECTRONIC CONNECTIONS AND ASSEMBLIES,INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      SSP INDUSTRIES



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      SSP INTERNATIONAL SALES, INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary

                                      TRANSTECHNOLOGY SEEGER INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      SEEGER INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      TCR CORPORATION



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      AEROSPACE RIVET MANUFACTURERS CORPORATION



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary


                                      NORCO, INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary






                                      ELLISON RING & WASHER INC.



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary

                                      TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary

                                      TRANSTECHNOLOGY CANADA CORPORATION



                                      By:  /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President and Secretary

                                                                   Schedule 3(a)
                                                              Financial Covenant

             Period                                 Modified Consolidated EBITDA
             ------                                 ----------------------------
 April 1, 2001 through May 31, 2001                           $6,700,000
 April 1, 2001 through June 30, 2001                         $10,400,000
 April 1, 2001 through July 31, 2001                         $12,300,000
 April 1, 2001 through August 31, 2001                       $15,500,000
 April 1, 2001 through September 30, 2001                    $20,000,000